UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2010

PEDIATRX INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52218	20-2590810
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

405 Trimmer Road, Suite 200, Califon, NJ 07830
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (908) 975-0753

Striker Energy Corp.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 A mendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 28, 2010, we changed our name from “Striker Energy Corp.” to “PediatRx Inc.” to better reflect our new business. We effected this name change by a merger with our wholly-owned subsidiary, PediatRx Inc., a Nevada corporation.

Item 7.01  Regulation FD Disclosure.

The name change became effective with the OTC Bulletin Board at the opening for trading on December 28, 2010 under the new stock symbol “PEDX”. Our new CUSIP number is 70532X 107.

Item 9.01.  Financial Statements and Exhibits.

(d)               Exhibits

3.1	Articles of Merger filed with the Secretary of State of Nevada on December 21, 2010 dated effective December 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDIATRX INC.

/s/ David Tousley
David Tousley
Chief Financial Officer and Director

Date: December 28, 2010